UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: July 27, 2010
(Date of Earliest Event Reported)

FUND.COM INC.
 (Exact name of Registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation or organization)	001-34027 (Commission File Number)	30-0284778 (I.R.S. Employer Identification No.)

14 Wall Street, 20th Floor, New York, New York 10005
 (Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 618-1633

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On July 27, 2010, Fund.com Inc. (the “Company”) was advanced $1,000,000 by IP Global Investors, Ltd. (the “Lender”), and existing lender to the Company, pursuant a secured promissory note issued to the Lender in the principal amount of $1,000,000 (the “Note”).  The principal amount of the Note and all accrued but unpaid interest thereunder shall be repaid by the Company on demand by the Lender.  The proceeds received by the Company from the issuance of the Note was used to make a $1,000,000 partial payment of the $2,450,000 installment due under a minimum $5,000,000 senior secured promissory note of the Company dated March 29, 2010 (the “Reset Note”) payable to Albert Hallac, certain members of his family, and Mr. Victor Elmaleh (collectively, the “Hallac Members”), as partial consideration for the Company’s purchase of the membership interests in Weston Capital Management, LLC (“Weston”) owned by the Hallac Members in connection with the Company’s acquisition of Weston on March 29, 2010. The Lender shall have the right to advance the remaining $1,450,000 due and payable by the Company under the Reset Note as an additional loan to the Company (the “Additional Loan”); which Additional Loan shall be evidenced by an additional secured promissory note of the Company substantially identical to the terms of the Note.

The Note pays interest at a rate of 9% per annum; provided that, for any period that an event of default under the Note has occurred and is continuing, the Note shall bear interest at a rate equal to (i) 15% for the first 30 days, or fraction thereof, after such event of default has occurred, and (ii) thereafter at a rate equal to 18% for each 30 day period, or fraction thereof, until the earlier of (A) the Note, including accrued but unpaid interest thereon, is paid in full, or (B) such event of default has been cured.

As collateral security to secure repayment of the Note, the $2,500,000 loan previously made by the Lender to the Company and any Additional Loan hereafter made by the Lender to the Company, the Company granted the Lender a lien and security interest in and to all of the assets and properties owned by the Company and each of its subsidiaries.

The Company’s issuance of the Note was made in reliance upon the exemption from registration for non-public offerings under §4(2) of the Securities Act of 1933, as amended.

The foregoing is a summary of certain material terms and conditions of the Note and not a complete discussion thereof.  Accordingly, the foregoing is qualified in its entirety by reference to the full text of the Note attached to this Current Report on Form 8-K in Exhibit 10.1, and incorporated herein by reference.

Item 9.01     Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

Not applicable.

(b) Pro forma financial information.

Not applicable.

 (c) Shell company transactions.

Not applicable.

(d) Exhibits.

Exhibit Number	Description
10.1	$1,000,000 Secured Promissory Note of Fund.com Inc. dated as of July 27, 2010 in favor of IP Global Investors, Ltd.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FUND.COM, INC.
(Registrant)

By:	/s/ Gregory Webster
Name: Gregory Webster
Title: Chief Executive Officer

Date:  July 30, 2010